UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2002

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Oregon	0-15360	93-1099680

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Somerville Road (Route 202 North), Bedminster, NJ		07921

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (908) 470-2800

Former name or former address, if changed since last report: 7620 S.W. Bridgeport Road, Portland, OR 97224

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure

     On July 2, 2002, the Board of Directors of Bioject Medical Technologies Inc. announced that it has adopted a shareholder rights agreement. A press release relating to the agreement and the agreement are filed as exhibits to this report.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number	Exhibit Title

4	Rights Agreement, dated as of July 1, 2002, between the Company and American Stock Transfer & Trust Company, including Exhibit A Terms of the Preferred Stock, Exhibit B Form of Rights Certificate, and Exhibit C Summary of the Right To Purchase Preferred Stock.

99	Press Release, dated as of July 2, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

BIOJECT MEDICAL TECHNOLOGIES INC.

/s/ JOHN GANDOLFO

John Gandolfo Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: July 2, 2002.

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EXHIBIT INDEX

Exhibit Number	Exhibit Title

4	Rights Agreement, dated as of July 1, 2002, between the Company and American Stock Transfer & Trust Company, including Exhibit A Terms of the Preferred Stock, Exhibit B Form of Rights Certificate, and Exhibit C Summary of the Right To Purchase Preferred Stock.

99	Press Release, dated as of July 2, 2002.

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